SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 1, 2012

RECON TECHNOLOGY, LTD
(Exact name of registrant as specified in its charter)

Cayman Islands	001-34409	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1902, Building C

King Long International Mansion

9 Fulin Road,

Beijing 100107 China

(Address of principal executive offices)

+86 (10) 8494 5799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURES

On October 1, 2012, the Registrant issued a press release announcing its fiscal 2012 financial results. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.
99.1 Press release, dated October 1, 2012, entitled “Recon Reports Fiscal Year 2012 Financial Results”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RECON TECHNOLOGY, LTD

By:	/s/ Yin Shenping
Yin Shenping
Chief Executive Officer

Dated:  October 1, 2012

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated October 1, 2012, entitled “Recon Reports Fiscal Year 2012 Financial Results”